UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27781	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Ste. A209 Henderson, NV 89052
(Address of Principal Executive Offices) (Zip Code)

(877) 358-3444

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

On June 25, 2021, United Health Products, Inc. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) with Triton Funds LP (“Triton”) to sell Triton up to $6,000,000 of common stock, upon various terms and subject to the conditions and limitations in the Purchase Agreement.

Subject to the terms and conditions of the Purchase Agreement, Triton agreed to purchase from the Company $4,000,000 in value of common shares at closing, based on a purchase price determined by dividing $200,000,000 by the number of outstanding shares of Common Stock, as reported by the Company on its most recently filed Form 10-K or 10-Q. Among customary closing conditions in the Purchase Agreement, the closing will take place after a registration statement covering the resale of the shares which Triton has agreed to purchase from the Company is filed by the Company and declared effective by the Securities and Exchange Commission.

In addition, the Purchase Agreement grants Triton the option to purchase up to $2,000,000 worth of additional shares of common stock at the same purchase price at any time prior to the second anniversary of the closing of the transaction.

The foregoing description of the Purchase Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached to this Report as Exhibit 10.1, the terms of  which are incorporated herein by reference.

Item 8.01. Other Events.

On June 28, 2021, the Company issued a press release announcing Triton financing and other company developments and information.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Common Stock Purchase Agreement, dated June 25, 2021, between United Health Products and Triton Funds LP
99.1	Press release, dated June 28, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on June 28, 2021.

United Health Products, Inc.

By:	/s/ Brian Thom
Brian Thom Principal Executive Officer

By:	/s/ Kristofer Heaton
Kristofer Heaton
Principal Financial Officer

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